EXHIBIT 10.1

                 AMENDED AND RESTATED OPTIMUMBANK HOLDINGS, INC.

                                STOCK OPTION PLAN


         1. Purpose. The purpose of the OptimumBank Holdings, Inc. Stock Option Plan (the "Plan", is to provide an incentive to officers, directors and employees of OptimumBank Holdings, Inc. and/or its Subsidiaries (collectively, the "Company") to remain in the employ of the Company or provide services to the Company and contribute to its success.

         As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the term "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code. References to Subsidiaries herein shall apply to any Subsidiaries which the Company may acquire in the future.

         2. Administration.

               (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"), which may from time to time delegate all or any part of its authority under the Plan to a committee (the "Plan Committee") of two or more non-employee Directors (as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) who also qualify as "outside directors" for purposes of Section 162(m) of the Code. A majority of the Board or Plan Committee shall constitute a quorum, and the action of the members of the Board of Plan Committee present at any meeting at which the quorum is present, or acts unanimously approved in writing, shall be the acts of the Board or Plan Committee.

               (b) The interpretation and construction by the Board of any provisions of the Plan or of any agreement, notification or document evidencing the grant of Options and any determination by the Board pursuant to any provision of the Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith, except that the Board may be liable to reimburse the Company for any loss sustained by reason of the grant of an option at less than par value or fair market value.

               (c) Subject to the provisions of the Plan, the Board shall have the sole authority to determine:

                    (1) The persons to whom options to purchase stock (as defined herein) shall be granted:

                    (2) The number of options to be granted to each person and the number of shares of Stock to which each option pertains, subject to the limitations set forth in section 4 of the Plan;

                    (3) The price to be paid for the Stock upon the exercise of each option, which shall be equal to or greater than the fair market value and par value per share of Stock on the date the option is granted;

                    (4) The period within which each option shall be exercised and, with the consent of the optinee, any extensions of such period (provided, however, that the original period and all extensions shall not exceed the maximum period permissible under the Plan); and

                    (5) The terms and conditions of each stock option agreement entered into between the Company and persons to whom the Company has granted an option of any amendments thereto (provided that the optionee consents to each such amendment).

         3. Eligibility. Officers, directors and employees of the Company shall be eligible to receive grants of options under the Plan.

         4. Stock Subject to Plan.

               (a) There shall be reserved for issue upon the exercise of options granted under the Plan 522,000 shares of Common Stock of the Company ("Stock") or the number of shares of stock, which, in accordance with the provisions of Section 10 hereof, shall be substituted therefore. Such shares may be shares of original issuance or treasury shares or a combination thereof. If necessary shares are to be provided by treasury shares, the Company must have a capital to assets ratio of at least 8 percent.


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               (b)  Upon the full or partial payment of any option price by the transfer to the Company of shares of Stock or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under the Plan by the transfer or relinquishment of shares of Stock, there shall be deemed to have been issued or transferred under the Plan only the net number of shares of Stock actually issued or transferred by the Company.

               (c) Upon payment in cash of the benefit provided by any award granted under the Plan, any shares of Stock that were covered by that option shall again be available for issuance or transfer hereunder.

         5. Terms of Options.

               (a) Incentive Stock Options. It is intended that options granted pursuant to this Section 5(a) qualify as incentive stock options as defined in Section 422 of the Code. Incentive stock options shall be granted only to employees of the Company. Each stock option agreement evidencing an incentive stock option shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Board may deem appropriate in each case.

                    (1) Option Price. The price to be paid for each share of Stock upon the exercise of each incentive stock option shall be determined by the Board at the time the option is granted, but shall in no event be less than 100% of the greater of the par value or the fair market value of the shares on the date the option is granted, or not less than 110% of the fair market value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or Subsidiaries. As used in this Plan the term "date the option is granted" means the date on which the Board authorizes the grant of an option hereunder or any later date specified by the board. Fair market value of the shares shall be (i) the mean of the high and low prices of shares of stock sold on the New York or American Stock Exchange on the date the option is granted (or if there was no sale on such date, the highest asked price for the Stock on such date), or
                         (ii) the last reported closing price in the NASDAQ National or Capital Market; (iii) the mean between the bid and quote prices of the stock in the Over-The-Counter Market or Bulletin board on the date the option is granted, or (iv) if the Stock is not traded in any market, the greater of the (i) fair market value of the shares as determined by common valuation techniques or (ii) book value.

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                    (2)  Period of Option and Limitations on Exercise. The
                         period or periods within which an option may be exercised shall be determined by the Board at the time the option is granted, but in no event shall any option granted hereunder be exercised more than ten years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or Subsidiaries. Notwithstanding the foregoing, during the first three years of the Plan, no option may be granted which provides for the exercise of more than one-third of such option during each of the first three years of the term of the option.

                    (3)  Payment for Stock.

                    (A) Each grant of an incentive stock option shall specify the form of consideration to be paid in satisfaction of the option price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) non-forfeitable, unrestricted shares of Stock which are already owned by the optionee and have a value at the time of exercise that is equal to the option price,
                    (iii) any other legal consideration that the Board may deem appropriate, including without limitation any form of consideration authorized under Section 5(a)(3)(B) below, on such basis as the Board may determine in accordance with the Plan and (iv) any combination of the foregoing.

                    (B) Any grant may provide that payment of the option price may also be made in whole or in part in the form of other shares of stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board whenever any option price is paid in whole or in part by means of any of the forms of consideration specified in this Section 5(b)(3)(B), the shares received by the optionee upon the exercise of the option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares received by the optionee as applied to the forfeitable or restriction shares surrendered by the optionee.

                    (C) Any grant may provide for deferred payment of the option price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the shares to which exercise relates.

               (b) Nonqualified Stock Options. Nonqualified stock options may be granted not only to employees but also to directors who are not employees of the Company. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Board may deem appropriate in each case.

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                    (1)  Option Price. The price to be paid for each share of
                         Stock upon the exercise of each incentive stock option shall be determined by the Board at the time the option is granted, but shall in no event be less than 100% of the greater of the par value or the fair market value of the shares on the date the option is granted. As used in this Plan the term "date the option is granted" means the date on which the Board authorizes the grant of an option hereunder or any later date the option is issued as specified by the Board. Fair market value of the shares shall be (i) the mean of the high and low prices of shares of stock sold on the New York or American Stock Exchange on the date the option is granted (or if there was no sale on such date, the highest asked price for the Stock on such date), or
                         (ii) the last reported closing price in the NASDAQ National or Capital Market; (iii) the mean between the bid and quote prices of the stock in the Over-The-Counter Market or Bulletin board on the date the option is granted, or (iv) if the Stock is not traded in any market, the greater of the (i) fair market value of the shares as determined by common valuation techniques or (ii) book value.

                        The price to be paid for each share of Stock upon the exercise of an option shall be determined by the Board at the time the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Board authorizes the grant of an option hereunder or any later date specified as the date the stock option is issued by the Board.

                    (2) Period of Option and Limitations on Exercise. The period or periods within which an option may be exercised shall be determined by the Board at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted. Notwithstanding the foregoing, during the first three years of the Plan, no option may be granted which allows the exercise or vesting of more than one-third of such option during each of the first three years of the term of the option.

                    (3)  Payment for Stock.

                    (A) Each grant of a Nonqualified Stock Option shall specify the form of consideration to be paid in satisfaction of the option price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) non-forfeitable, unrestricted shares of Stock, which are already owned by the optionee and have a value at the time of exercise that is equal to the option price,
                    (iii) any other legal consideration that the Board may deem appropriate, including without limitation any form of consideration authorized under Section 5(b)(3)(B) below, on such basis as the Board may determine in accordance with the Plan and (iv) any combination of the foregoing.

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                    (B) Any grant may provide that payment of the option price may also be made in whole or in part in the form of other shares of stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board whenever any option price is paid in whole or in part by means of any of the forms of consideration specified in this Section 5(b)(3)(B), the shares received by the optionee upon the exercise of the option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the optionee; provided, however, that such risks of forfeiture or restrictions on transfer shall apply only to the same number of shares received by the optionee as applied to the forfeitable or restricted shares surrendered by the optionee.

                    (C) Any grant may provide for deferred payment of the option price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the shares to which the exercise relates.

         6. Nontransferability. The options granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by him and after his death, by this personal representative or by the person entitled thereto under his will or the laws of intestate succession, provided that such personal representative or other person shall have a reasonable time to exercise the options.

         7. Termination of Employment or Other Relationship. Upon termination of the optionee's employment or other relationship with the Company, his rights to exercise options then held by him shall be only as follows (in no case do the time periods referred to below extend the term specified in any option):

               (a) Death or Disability. Upon the death of an optionee, any option which he holds may be exercised (to the extent exercisable at his death), unless it otherwise expires, within such period after the date of his death (not to exceed twelve (12) months) as the Board shall prescribe in his option agreement, by the employee's representative or by the person entitled thereto under his will or the laws of intestate succession. Upon the disability (within the meaning of Section 22(e)(3) of the Code) of an employee, any option which he holds may be exercised (to the extent exercisable as of the date of disability), unless it otherwise expires, within such period after the date of his disability (not to exceed twelve (12) months) as the Board shall prescribe in his option agreement.

               (b) Retirement. Upon the retirement of an officer, director or employee or the cessation of services provided by a nonemployee (either pursuant to a Company retirement plan, if any, or pursuant to the approval of the Board), an option my be exercised (to the extent exercisable at the date of such termination or cessation)by him within such period after the date of his retirement or cessation of services (not to exceed three (3) months) as the Board shall prescribe in his option agreement.

               (c) Other Termination. In the event an officer, director or employee ceases to serve as an officer or director or leaves the employ of the Company for any reason other than as set forth in (a) and (b), above, any option which he holds shall terminate at the date his employment terminates or he ceases providing services to the Company or within such period after the date of his cessation of services to the Company or within such period after the date of his cessation of services (not to exceed three (3) months) as the Board shall prescribe in his option agreement. Notwithstanding the foregoing, all rights to an option will cease if the employment of the optionee is terminated by the Company for Cause. For purposes of this Plan, Cause shall mean:

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                              (i)       Optionee's conviction by, or entry of a
                                        plea of guilty or nolo centendere in a
                                        court of competent and final
                                        jurisdiction for any crime involving
                                        moral turpitude or punishable by
                                        imprisonment in the jurisdiction;
                              (ii) Optionee's commission of an act of fraud whether prior to or subsequent to the date of optionee's employment by the Company, upon the Company;
                              (iii) Optionee's continuing repeated willful failure or refusal to perform his duties, gross insubordination or material violation by optionee of any duty of loyalty to the Company or any other material misconduct on the part of optionee.

               (d) Board Discretion. The Board may in its sole discretion accelerate the exercisability of any or all options upon termination of employment or cessation of services.

         8. Change of Control of the Company. If there is a change in control of the Company, an option granted under the Plan will, in the sole discretion of the Board, become immediately exercisable in full. For purposes of the Plan, "Change of Control" shall mean the occurrence of any of the following events:

               (a) The Company shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the company as the same shall have existed immediately prior to such merger or consolidation;

               (b) The Company shall sell or otherwise transfer all or substantially all of its assets to any other corporation or other legal person, and immediately after such sale or transfer less than 50% of the combined voting power of the outstanding voting securities of such corporation or person is held in the aggregate by the former shareholders of the Company as the same shall have existed immediately prior to such sale or transfer;

               (c) A person, within the meaning of Sections 3(a)(9), Section 13(d)(3) or 14(d)(2) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934) of 25% or more the outstanding voting securities of the Company (whether directly or indirectly); or

               (d) During any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Company, of each Director first elected during any such period as approved by a vote of a least one-third of the Directors of the Company who are Directors of the Company on the date of the beginning of any such period.

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         9. Transfer to Related Corporation. In the event an employee leaves the employ of the Company to become an employee of a Subsidiary or any employee leaves the employ of a Subsidiary to become an employee of the Company or another Subsidiary, such employee shall be deemed to continue as an employee for purposes of this Plan.

         10. Adjustment of Shares. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalization, reorganizations or like events (as determined by the Board), an appropriate adjustment shall be made by the Board in the number and kind of shares reserved under the Plan, in the number and kind of shares set forth in Section 4 hereof, and in the number and kind of shares and the option price per share specified in any stock option agreement with respect to any purchased shares. The determination of the Board as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Board. The Board shall give prompt notice to all optionees of any adjustment pursuant to this Section.

         11. Securities Law Requirements. The Board may require prospective optionees, as a condition of either the grant or the exercise of an option, to represent and establish to the satisfaction of the Board that all shares of Stock acquired upon the exercise of such option will be acquired for investment and not for resale. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

         12. Tax Withholding. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by an optionee or other person under the Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that an optionee or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Board, such arrangements may include relinquishment of a portion of such benefit. The Company and any optionee or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholder is not required.

         13. Failure to Meet Minimum Capital Requirements. Each stock option agreement evidencing a stock option granted pursuant to the Plan shall contain a provision that requires that optionee to exercise or forfeit the optionee's options if directed to do so by the institution's primary federal regulator in the event the Company's capital falls below the minimum requirements, as determined by its state or primary federal regulator.

         14. Amendment. The Board may amend the Plan at any time, except that:

               (a) Without shareholder approval, the number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 10 hereof;

               (b) The option price per share of Stock may not be fixed at less than the greater of the par value or 100% of the fair market value of a share of Stock on the date the option is granted;

               (c) The maximum period of ten (10) years during which the options may be exercised may not be extended:

               (d) The class of persons eligible to receive options under the Plan as set forth in Section 3 shall not be changed; and

               (e) Without shareholder approval, this Section 14 may not be amended in a manner that limits or reduces the amendments which require shareholder approval.

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         15. Effective Date. The Plan shall be effective upon its adoption by the Board of Directors and the stockholders of OptimumBank, the predecessor to the Company, and approval by the State of Florida Department of Banking and Finance

         16. Termination. The Plan shall terminate automatically as of the close of business on the date preceding the 10th anniversary date of its initial adoption by the Board of Directors or earlier by resolution of the Board of Directors or upon consummation of the disposition of capital stock or assets of the Company, as described in Sections 8 hereof. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.


          Approved by Stockholders: October 2, 2000
          Approved by Board of Directors: October 24, 2000
          Approved by Department of Banking and Finance:  February 27, 2001

          Amendment #1- Approved by Board of Directors: February 28, 2002 Amendment #1- Approved by Stockholders: March 21, 2002
          Amendment #1-Approved by Department of Banking and Finance: April 18, 2002

          Amendment #2- Approved by Board of Directors: January 29, 2004 Amendment #2-Approved by Department of Banking and Finance: February 24, 2004
          Amendment #2 - Approved by Stockholders:  April 29, 2004

          Technical Amendments and Restatement - Approved by Board of Directors:
          December 2, 2004
          Technical Amendments and Restatement- Approved by Board of Directors March 21, 2006


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